UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):8-K December 15, 2022

ABSCI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40646	85-3383487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
18105 SE Mill Plain Blvd
Vancouver, WA 98683
(Address of principal executive offices, including zip code)
(360) 949-1041
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ABSI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of Absci Corporation (the “Company”), the Company’s board of directors (the “Board”) approved and adopted the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), which became immediately effective. Among other things, the amendments effected by the Amended and Restated Bylaws:

•revise certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the DGCL;
•include language contemplating that the annual meeting of stockholders may be held via remote communications;
•update certain provisions related to the conduct of stockholder meetings, including clarifying that the chair of a stockholder meeting may set additional attendance or other procedures for meeting attendees;
•revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions, including (1) requiring additional information, representations and disclosures from proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies and (2) restricting the number of nominees a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such annual meeting;
•address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”) (e.g., providing that stockholders delivering a notice of nomination certify to the Company in writing that they have complied with the Universal Proxy Rules requirements, providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements, requiring that a stockholder providing notice pursuant to the advance notice bylaws to inform the Company if a stockholder no longer plans to solicit proxies in accordance with the Universal Proxy Rules, and requiring stockholders intending to use the Universal Proxy Rules, upon request by the Company, to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting, etc.);
•provide that votes for disqualified or withdrawn director nominees will be treated as abstentions; and
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The Amended and Restated Bylaws also incorporate ministerial, clarifying, and conforming changes in addition to the above stated changes to align with the language used in certain provisions of the DGCL and the Universal Proxy Rules.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Absci Corporation, dated December 15, 2022.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Absci Corporation

Date: December 16, 2022	By:	/s/ Sean McClain
Sean McClain
Founder and CEO